UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2017

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

DUKE ENERGY CORPORATION
(a Delaware corporation)
1-32853	550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number and IRS Employer Identification Number	Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number and IRS Employer Identification Number
1-4928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853 56-0205520	1-1232	DUKE ENERGY OHIO, INC. (an Ohio corporation) 139 East Fourth Street Cincinnati, Ohio 45202 704-382-3853 31-0240030
1-3382	DUKE ENERGY PROGRESS, LLC (a North Carolina limited liability company) 410 South Wilmington Street Raleigh, North Carolina 27601-1748 704-382-3853 56-0165465	1-3543	DUKE ENERGY INDIANA, LLC. (an Indiana limited liability company) 1000 East Main Street Plainfield, Indiana 46168 704-382-3853 35-0594457
1-3274	DUKE ENERGY FLORIDA, LLC (a Florida limited liability company) 299 First Avenue North St. Petersburg, Florida 33701 704-382-3853 59-0247770	1-6196	PIEDMONT NATURAL GAS COMPANY, INC. (a North Carolina corporation) 4720 Piedmont Row Drive Charlotte, North Carolina 28210 704-364-3120 56-556998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 16, 2017, Duke Energy Corporation (the “Corporation”) and its wholly-owned subsidiaries, Duke Energy Carolinas, LLC, Duke Energy Florida, LLC, Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Ohio, Inc., Duke Energy Progress, LLC, and Piedmont Natural Gas Company, Inc. (“Piedmont”), entered into an amendment to the $6,000,000,000 Credit Agreement, dated as of November 18, 2011 and as amended on December 18, 2013, and January 30, 2015, among the Corporation and each of such subsidiaries (except Piedmont, which became a subsidiary in 2016), as Borrowers, the lenders listed therein, and Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender.  The credit facility was originally described and filed in the Corporation’s Form 8-K dated November 25, 2011.  This amendment was entered into primarily to add Piedmont as a Borrower, to increase the maximum aggregate borrowing amount available to the Borrowers from $7,500,000,000 to $8,000,000,000, and to extend the termination date of the facility from January 30, 2020 to March 16, 2022.

The disclosure in this Item 1.01 is qualified in its entirety by the provisions of the amendment to the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.  Other Events.

Coincident with the credit agreement amendment described in Item 1.01 above, the Corporation increased the size of its commercial paper program from $4.0 billion to $4.85 billion.  For more information on the commercial paper program, please refer to the Corporation’s Form 10-K Annual Report for the year ended December 31, 2016.

Also coincident with the credit facility amendment, Piedmont terminated, in accordance with its terms, the Amended and Restated Credit Agreement dated as of October 1, 2012 among Piedmont, Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender, L/C Issuer and a Lender, and Branch Banking and Trust Company, Bank of America, N.A., JPMorgan Chase Bank, N.A., PNC Bank, National Association, U.S. Bank National Association and Royal Bank of Canada, each a Lender.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits.

10.1

Amendment No. 3 and Consent, dated as of March 16, 2017, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC, and Piedmont Natural Gas Company, Inc., the Lenders party thereto, the Issuing Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
DUKE ENERGY CAROLINAS, LLC
DUKE ENERGY PROGRESS, LLC
DUKE ENERGY FLORIDA, LLC
DUKE ENERGY OHIO, INC.
DUKE ENERGY INDIANA, LLC
PIEDMONT NATURAL GAS COMPANY, INC.

Date: March 17, 2017	By:	/s/ Robert T. Lucas III
	Name:	Robert T. Lucas III
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

10.1

Amendment No. 3 and Consent, dated as of March 16, 2017, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC, and Piedmont Natural Gas Company, Inc., the Lenders party thereto, the Issuing Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender